UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 15, 2005

The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)
(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE HALLWOOD GROUP INCORPORATED
TABLE OF CONTENTS

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

Exhibit 99.1	Press release dated August 15, 2005, announcing the results of operations of The Hallwood Group Incorporated for the second quarter and six months ended June 30, 2005.

Item 2.02 Results of Operations and Financial Condition.
     On August 15, 2005, The Hallwood Group Incorporated issued a press release announcing its results of operations for the second quarter and six months ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on 8-K, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulations S-K:

Exhibit
Number	Description of Exhibit
99.1	Press release issued by The Hallwood Group Incorporated on August 15, 2005, announcing its results of operations for the second quarter and six months ended June 30, 2005.

THE HALLWOOD GROUP INCORPORATED
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: August 16, 2005

THE HALLWOOD GROUP INCORPORATED
By:	/s/ Melvin J. Melle
	Name:	Melvin J. Melle
	Title:	Vice President & Chief Financial Officer

THE HALLWOOD GROUP INCORPORATED
EXHIBIT INDEX

Exhibit Number	Name
99.1	Press release, dated August 15, 2005, announcing the results of operations of The Hallwood Group Incorporated for the second quarter and six months ended June 30, 2005.